Date:  January 29, 1997




Robert C. Jaudes, as President of Laclede Gas Company, and Gerald T. McNeive, Jr., as Senior Vice President - Finance of Laclede Gas Company, pursuant to certain resolutions adopted by the Laclede Gas Company Board of Directors on December 19, 1996, (the "Subject Resolutions"), which Subject Resolutions, among other things, granted to the President and Senior Vice President - Finance the authority to: (1) have prepared, and to approve, the precise language of any amendments to the Employees' Retirement Plan of Laclede Gas Company - Management Employees (the "Plan") necessary or appropriate to effectuate the changes to such Plan generally described in such Subject Resolutions; and (2) evidence such approval by signing formal plan amendment documents reciting said precise amendment language; do hereby amend the Plan, effective February 1, 1997, as set forth in the attached Exhibit A, such amendment to be effectuated and evidenced by our signatures on said Exhibit A.





































                                 Page 17

                                 Exhibit A


                AMENDMENT TO THE EMPLOYEES' RETIREMENT PLAN
               OF LACLEDE GAS COMPANY - MANAGEMENT EMPLOYEES
               ---------------------------------------------


Effective February 1, 1997, a new Article XVIII entitled "1997 SPECIAL ADJUSTMENT FOR EMPLOYEES WHO RETIRED PRIOR TO OCTOBER 1, 1987, THEIR DESIGNATED DEPENDENTS AND ELIGIBLE SPOUSES" is added to read as follows:

Section 18.1 - Coverage
-----------------------
Retirees, who were Company Employees immediately prior to their retirement, including, but not limited to, Employees who received Termination Pay prior to receiving their benefits under Article VII, and such Retirees' Designated Dependents and Eligible Spouses, shall be eligible for coverage under this Article XVIII, provided:

     A. Option 4 under Article IV was not elected by the retiree as the form of retirement benefit; and

     B. Monthly benefit payments from the Trust Fund began prior to October 1, 1987.

Employees who: (1) terminated employment with the Company and are entitled to benefits under Article VIII, including, without limitation, those terminated Employees receiving payments from the Trust Fund prior to October 1, 1987; or (2) elected Option 4 under Article IV; are excluded from coverage under this Article XVIII.

Section 18.2 - Increased Retirement Allowance
---------------------------------------------
The monthly Retirement Allowance otherwise payable with respect to covered retirees, as described in Section 18.1, will be increased, effective February 1, 1997, as follows:

      Date of Retirement, or,
  with Respect to a Section 5.5
      Eligible Spouse Benefit,              Amount of Increase in
           Date of Death                      Pension Benefits
-------------------------------------     --------------------------
Prior to August 1, 1982                   Greater of 8% or $50.00 per month
August 1, 1982 through September 30, 1987 Greater of 4% or $25.00 per month
On or after October 1, 1987               No increase

A Designated Dependent of an Employee who elected Option 2 under Article IV shall receive an increase equal to one-half of the increase to which the retired Employee would have been entitled if the retired Employee was still living on February 1, 1997.







                                 Page 18

Section 18.3 - Death Benefit
----------------------------
The Death Benefit described in Section 5.3 is unchanged by any provision in this Article XVIII.



                                           ROBERT C. JAUDES
                                ----------------------------------
                                Title:     Chairman, President and
                                           Chief Executive Officer



                                           GERALD T. MCNEIVE, JR.
                                ------------------------------------------
                                Title:     Senior Vice President - Finance







































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